UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2022

Redbox Entertainment Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	001-39741 (Commission File Number)	85-2157010 (IRS Employer Identification No.)

1 Tower Lane, Suite 800, Oakbrook Terrace, Illinois 60181 (Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: (630) 756-8000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RDBX	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	RDBXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On August 11, 2022, Redbox Entertainment Inc., a Delaware corporation (the “Company”), completed its previously announced mergers (the “Mergers”) with Chicken Soup for the Soul Entertainment Inc., a Delaware corporation (“Parent”), pursuant to the terms of that certain Merger Agreement (the “Merger Agreement”), dated as of May 10, 2022, by and among the Company, Parent, RB First Merger Sub Inc., a Delaware corporation and direct wholly owned subsidiary of Parent (“Merger Sub Inc.”), RB Second Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub LLC”), Redwood Opco Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Opco Merger Sub LLC”) and Redwood Intermediate LLC, a Delaware limited liability company (“Opco LLC”). Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement. The description of the Merger Agreement and related transactions (including, without limitation, the Mergers) in this Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2022 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, at the Effective Time, (i) each share of Class A common stock of the Company, par value $0.0001 per share (the “Company Class A Common Stock”), was cancelled and automatically deemed for all purposes to represent the right to receive, 0.087 shares (the “Exchange Ratio”) of Class A common stock, par value $0.0001 per share, of Parent (the “Parent Class A Common Stock”), (ii) each unit of Opco LLC (other than each unit of Opco LLC that is owned, directly or indirectly, by the Company or Parent or any of their respective subsidiaries (such units, the “Excluded Units”)) was converted into the right to receive a number of Parent Class A Common Stock equal to the Exchange Ratio and (iii) each share of Class B common stock of the Company, par value $0.0001 per share (the “Company Class B Common Stock” and together with Company Class A Common Stock, “Company Common Stock”), was automatically cancelled for no additional consideration (in each case, the “Merger Consideration”).

In addition, at the Effective Time, each vested and unvested Company restricted stock unit (a “Company RSU”) that is outstanding as of immediately prior to the Effective Time held by each holder was automatically converted into the right to receive a number of shares of Parent Class A Common Stock equal to the Exchange Ratio multiplied by the number of vested or unvested Company RSUs held by such holder immediately prior to the Effective Time.

At the Effective Time, the outstanding public warrants and private warrants of the Company were assumed by Parent and became the right to receive upon valid exercise thereof a number of shares of Parent Class A Common Stock equal to the product of (A) the number of shares of the Company Class A Common Stock subject to such warrant immediately prior to the Effective Time and (B) the Exchange Ratio, with the total shares of Parent Class A Common Stock underlying the warrants rounded up to the nearest whole share, and with a corresponding change to the exercise price of such warrant based on the Exchange Ratio. The amended exercise price of each warrant is equal to $132.18 per share of Parent Class A Common Stock.

The foregoing description of the Mergers set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 11, 2022.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Closing, the Company notified the NASDAQ Global Select Market (“NASDAQ”) on the Closing Date that a Certificate of Merger had been filed with the State of Delaware in connection with the Mergers and that, at the Effective Time, each outstanding share of the Company Class A Common Stock was cancelled and converted into the right to receive the Merger Consideration subject to the terms of the Merger Agreement. The Company requested that NASDAQ delist the shares of Company Common Stock on the Closing Date, and as a result, trading of the shares of Company Common Stock on NASDAQ was suspended prior to the opening of NASDAQ on the Closing Date. The Company also requested that NASDAQ file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the shares of Company Common Stock from NASDAQ and the deregistration of the shares of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Form 15 requesting the termination of registration of the shares of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Warrant Amendment and Assumption Agreement

In connection with the consummation of the Mergers, on August 11, 2022, the Company entered into a warrant assumption and amendment agreement (the “Warrant Assumption and Amendment Agreement”) with CSSE and Continental Stock Transfer & Trust Company (“CST”). Pursuant to the Warrant Assumption and Amendment Agreement, CSSE assumed all of the Company’s rights, interests and obligations under that certain Warrant Agreement dated November 27, 2020 by and between Redbox and CST, as warrant agent (the “Warrant Agreement”), governing the Company’s outstanding warrants to purchase the Company Class A Common Stock (the “Redbox Warrants”). Prior to the Mergers, each Warrant entitled the registered holder to purchase one whole share of Company Class A Common Stock at a price of $11.50 per share, subject to adjustment. At the Effective Time, as a result of the Mergers and adjustment caused thereby, 11.494 Redbox Warrants will be required to purchase one whole share of Parent Class A Common Stock at a price of $132.18 per share, subject to adjustment. This was calculated by dividing the pre-Merger $11.50 per-share exercise price of the Redbox Warrants by the 0.087 Exchange Ratio. Additionally, at the Effective Time, the Redemption Trigger Price (as such term is defined in the Warrant Agreement) will be $206.90 per share of Parent Class A Common Stock. This was calculated by dividing the pre-Merger $18.00 per-share Redemption Trigger Price of the Redbox Warrants by the 0.087 Exchange Ratio.

The foregoing description of the Warrant Assumption and Amendment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Warrant Assumption and Amendment Agreement, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 5.01.	Changes in Control of Company.

The information set forth under Items 2.01, 3.01 and 5.03 are incorporated herein by reference.

As a result of the Mergers, among other things, a change in control of the Company occurred and the Company merged with and into Merger Sub LLC, a wholly-owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 is incorporated herein by reference.

Effective upon completion of the Mergers, William J. Rouhana, Jr. became the sole director of the Company. As a result of the Mergers, Gregory W. Frenzel, Neal P. Goldman, Kimberly Kelleher, Galen C. Smith, and Robert H. Warshauer ceased to be directors of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Company’s certificate of incorporation as in effect immediately prior to the Mergers was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”). A copy of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 and is incorporated herein by reference. In addition, at the Effective Time, the Company’s bylaws as in effect immediately prior to the Mergers were amended and restated in their entirety (the “Amended and Restated Bylaws”). A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On the Closing Date, the Company and Parent issued a joint press release announcing the Closing. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

2.1            Merger Agreement, dated as of May 10, 2022, by and among Chicken Soup for the Soul Entertainment, Inc., RB First Merger Sub Inc., RB Second Merger Sub LLC, Redwood Opco Merger Sub LLC, Redbox Entertainment Inc. and Redwood Intermediate LLC (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 11, 2022).

3.1            Amended and Restated Certificate of Incorporation of Redbox Entertainment Inc.

3.2            Amended and Restated Bylaws of Redbox Entertainment Inc.

4.1            Warrant Assumption and Amendment Agreement, by and among Redbox Entertainment Inc., Chicken Soup for the Soul Entertainment Inc. and Continental Stock Transfer & Trust Company.

99.1          Joint Press Release dated August 11, 2022

104           Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Redbox Entertainment Inc.
(Registrant)
August 11, 2022	/s/ Galen C. Smith
Galen C. Smith
Chief Executive Officer